ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Supplement dated August 31, 2022 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the AST Prudential Growth Allocation Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Marco Aiolfi and Mr. Rory Cummings are added as portfolio managers of the Portfolio.

To reflect these changes, the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows effective immediately:

I. The table in the section of the Summary Prospectuses and Prospectus entitled “Summary: AST Prudential Growth Allocation Portfolio – Management of the Portfolio,” is hereby revised by adding the following information with respect to Mr. Aiolfi and Mr. Cummings:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC; AST Investment Services, Inc.	PGIM Quantitative Solutions LLC	Mr. Marco Aiolfi	Managing Director, Portfolio Manager	August 2022
PGIM Investments LLC; AST Investment Services, Inc.	PGIM Quantitative Solutions LLC	Mr. Rory Cummings	Principal, Portfolio Manager	August 2022

II.The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Manager – AST Prudential Growth Allocation Portfolio - PGIM Quantitative Solutions LLC:”

Marco Aiolfi, PhD, is a Managing Director and Co-Head of PGIM Quantitative Solutions’ Multi-Asset team. In this capacity, he spearheads the group’s strategic initiatives and is responsible for portfolio management and product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing   research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management.  He earned a BA in economics and a PhD in economics from Bocconi University in Italy

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.

III. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Prudential Growth Allocation Portfolio” is hereby revised by adding the following information with respect to Mr. Aiolfi and Mr. Cummings:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
PGIM Quantitative Solutions LLC	Marco Aiolfi	36/$46,633,964,283	7/$2,324,542,361	11/$778,933,888	None
	Rory Cummings	33/$46,368,675,049	6/$2,121,915,052	11/$778,933,888	None

*Information as of 07/31/2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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